UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual general meeting of shareholders on May 25, 2021 (the “Annual Meeting”). The Company’s shareholders considered eleven proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 12, 2021. A total of 294,990,009 shares were represented at the Annual Meeting in person or by proxy, or 82.29% of the total shares entitled to vote.  The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1. To elect or re-elect the directors listed below:

Nominee	For	Against	Abstain	Broker Non-Votes
James A. Attwood, Jr.	279,770,018	7,281,990	114,977	7,823,024
Thomas H. Castro	285,926,180	1,168,142	72,663	7,823,024
Guerrino De Luca	284,108,148	2,992,519	66,318	7,823,024
Karen M. Hoguet	285,968,741	1,132,362	65,882	7,823,024
David Kenny	286,721,837	378,109	67,039	7,823,024
Janice Marinelli Mazza	283,295,035	3,806,019	65,931	7,823,024
Jonathan F. Miller	283,933,150	3,167,655	66,180	7,823,024
Stephanie Plaines	286,734,847	366,242	65,896	7,823,024
Nancy Tellem	283,099,295	4,001,667	66,023	7,823,024
Lauren Zalaznick	281,762,665	5,338,433	65,887	7,823,024

Each of the nominees was elected for a term of one year.

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

For	Against	Abstain	Broker Non-Votes
293,506,754	1,452,661	30,594	—

This proposal was approved.

Proposal 3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2021

For	Against	Abstain	Broker Non-Votes
293,527,376	1,429,564	33,069	—

This proposal was approved.

Proposal 4. To authorize the Audit Committee of the Board of Directors to determine the compensation of the Company’s UK statutory auditor

For	Against	Abstain	Broker Non-Votes
294,691,764	260,938	37,307	—

This proposal was approved.

Proposal 5. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
239,258,137	47,747,507	161,341	7,823,024

This proposal was approved.

Proposal 6. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2020, which was included as Annex A in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
278,383,272	8,621,024	162,689	7,823,024

This proposal was approved.

Proposal 7. To approve the Directors’ Compensation Policy, which was included as Annex B in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
241,754,374	45,237,617	174,994	7,823,024

This proposal was approved.

Proposal 8. To authorize the Board of Directors to allot equity securities

For	Against	Abstain	Broker Non-Votes
285,372,657	9,584,080	33,272	—

This proposal was approved.

Proposal 9. To authorize the Board of Directors to allot equity securities without rights of pre-emption

For	Against	Abstain	Broker Non-Votes
258,673,296	36,273,932	42,781	—

This proposal was approved.

Proposal 10. To authorize the Board of Directors to allot equity securities without rights of pre-emption in connection with an acquisition or specified capital investment

For	Against	Abstain	Broker Non-Votes
253,913,512	41,035,690	40,807	—

This proposal was approved.

Proposal 11. To approve forms of share repurchase contracts and share repurchase counterparties

For	Against	Abstain	Broker Non-Votes
291,548,975	2,655,806	785,228	—

This proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2021

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary